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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement No. 333-89655 of Community Shores Bank Corporation on Form S-8 of our report dated June 8, 2004 included in this Annual Report on Form 11-K/A of Community Shores Bank 401(k) Plan for the year ended December 31, 2003.


                                                              /s/ Rehmann Robson
                                                               Saginaw, Michigan
                                                               September 1, 2004




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